DATED December 21, 2004







              (1)    Valence Technology, BV

              (2)    Valence Technology, Inc

              (3)    Invest Northern Ireland








                              SETTLEMENT AGREEMENT







                               L'ESTRANGE & BRETT
                              -------------------
                                   SOLICITORS
                              (SMcG/KB/4221/340/8)

THIS AGREEMENT is made the 21st day of December 2004 BETWEEN:

(1) Valence Technology BV a company registered in the Netherlands and in Northern Ireland as a foreign company with number FC 003149 whose registered branch in Northern Ireland is at McKinney's Road, Hydepark Industrial Estate, Mallusk, Newtownabbey (the "COMPANY");

(2) Valence Technology, Inc a Delaware Corporation whose executive office is at 6504 Bridgeport Parkway, Suite 915, Austin, Texas 78730 ("VALENCE INC"); and

(3) Invest Northern Ireland, a statutory corporation of Goodwood House, 44-58 May Street, Belfast BT1 4NN ("INVEST NI")

WHEREAS:

(a) Under a letter dated 27th September 1993 from the Department of Economic Development acting through the Executive of the Industrial Development Board for Northern Ireland ("IDB") to the Company amended as described below (the "Letter of Offer"), IDB agreed, amongst other things, to give financial assistance to the Company to establish a manufacturing facility to produce batteries and carry out associated research and development work.

(b) The Letter of Offer was amended with the agreement of IDB and the Company by letters dated 25th January 1994, 11 May 1994, 17 April 1997, 26 June 1998, 26 February 1999 and 2 March 2001 (the "Amendment Letters"). In addition, under an agreement dated 12 May 1994, Valence Inc provided a parent company guarantee to IDB in respect of the Company's liabilities under the amended Letter of Offer (the "Guarantee") and the Company granted debenture security on 21st August 1998, 9th March 2001 and 5th April 2001 in respect of such liabilities.

(c) Under a development agreement dated 16th December 1993 (the "1993 Development Agreement") IDB agreed, to acquire, refurbish, modify and sell to the Company the factory building at Mallusk Road, Newtownabbey comprised in Folio 41266 County Antrim (the "Property"). The liabilities of the Company to IDB pursuant to the 1993 Development Agreement were secured by way of a debenture dated 5th December 1996 executed by the Company in favour of IDB

(d) Under a supplemental development agreement dated 20th December 2000 (the "Supplemental Development Agreement") IDB agreed to construct an extension to the factory building at the Property. The liabilities of the Company to IDB pursuant to the Supplemental Development Agreement were secured by way of a debenture dated 20th December 2000 executed by the Company in favour of IDB.

(e) By virtue of the Industrial Development Act (Northern Ireland) 2002 the functions of IDB under Article 7 of the Industrial Development (Northern Ireland) Order 1983 together with all property rights and liabilities in connection thereto have been transferred to Invest NI.

(f) Invest NI have agreed to the Company and Valence Inc. satisfying their liabilities to Invest NI under the 1993 Development Agreement, the Supplemental Development Agreement and the Letter of Offer (which expression shall for the avoidance of doubt, include the Amendment Letters) and the Guarantee on the terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:-

1.   INTERPRETATION


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1.1  In this Agreement (including the recitals) the following words and expressions shall, where the context permits, have the following meanings:


        "Approved Costs of Sale"            means the costs of sale in respect of
                                            any item or items subject to the Security
                                            (excluding the Property and the plant and
                                            machinery listed in the Second
                                            Schedule) amounting to no greater
                                            than 10% of the sale price of the
                                            item sold;

        "Completion"                        means completion of the subscription for
                                            Shares in accordance with the provisions of
                                            clause 3;

        "Completion Date"                   means 21st December 2004

        "Encumbrance"                       means any mortgage, charge, pledge, lien,
                                            option or other security interest;

        "Invest NI Solicitors"              means L'Estrange & Brett, Arnott House,
                                            12/16 Bridge Street, Belfast BT1 1LS;

        "Liabilities"                       means the total liabilities (whether
                                            actual or contingent, present or
                                            future) of the Company and Valence
                                            Inc to Invest NI pursuant to the
                                            1993 Development Agreement, the
                                            Supplemental Development Agreement,
                                            the Letter of Offer (as amended),
                                            the Guarantee and the Security;

        "Relevant Period"                   means any six month period the first of
                                            which will commence on the Completion
                                            Date and each subsequent period each of
                                            which will commence six months following the
                                            commencement of the prior such period;

        "Sale Proceeds"                     means (a) in respect of the sale of the
                                            Property and the plant and machinery listed
                                            in the First Schedule the net sale proceeds
                                            after discharge indebtedness secured by the
                                            Deed of Charge dated 10th May 2001 in favor
                                            of Ulster Bank Limited, the indebtedness
                                            under the 1993 Development Agreement, the
                                            Supplemental Development Agreement and
                                            deduction of costs of sale up to a limit of
                                            (pound) 250,000stg (two hundred and fifty
                                            thousand pounds sterling) and (b) in respect
                                            of any plant and machinery or other property
                                            charged pursuant to the Security the net
                                            sale proceeds after deduction of the Approved
                                            Costs of Sale;

        "Security"                          means the debentures dated 5th December
                                            1996, 21st August 1998, 20th December 2000,
                                            9th March 2001 and 5th April 2001 incorporating
                                            fixed and floating security over the assets
                                            of the Company;

        "Shares"                            means shares of common stock, $ 0.001 par value
                                            per share, together with any further shares,
                                            stocks or other securities in Valence Inc which
                                            are derived from the Shares or which are
                                            distributed by Valence Inc in respect of the




                                            Shares and any shares, stock and other
                                            securities for the time being representing the
                                            same by reason of any alteration in the
                                            share capital of Valence Inc;

        "Valence's Solicitors"              means Arthur Cox Northern Ireland, Capital
                                            House, 3 Upper Queen Street, Belfast BT1 6PU.



1.2  In this Agreement, where the context admits:

              1.2.1 words and phrases defined in the Companies (Northern
                    Ireland) Order 1986 (as amended), shall have the same meanings unless otherwise defined;

              1.2.2 references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are re-enactments (whether with or without modification);

              1.2.3 references to clauses, sub-clauses and Schedules are, unless otherwise specified, references to clauses, sub-clauses and Schedules of this Agreement;

              1.2.4 references to any document being in agreed terms are to that document in the form signed by or on behalf of the parties for identification purposes;

              1.2.5 references to this Agreement include a reference to the
                    Schedule;

              1.2.6 references to the singular includes a reference to the plural and vice versa and a reference to the masculine includes a reference to the feminine and neuter and vice versa; and

              1.2.7 reference to a person includes a reference to any company as well as to any natural or legal person;

1.3 The headings and sub-headings are inserted for convenience only and shall not affect the construction of this Agreement.

2.   AGREEMENT

     In consideration of Invest NI agreeing to the release of the Liabilities in accordance with the terms of this Agreement, Valence Inc has agreed to issue Shares to Invest NI equivalent to the sum of (pound)1,000,000 (one million pounds sterling) and Valence Inc and the Company have agreed to make a cash payment to Invest NI in the sum of (pound)2,000,000 (two million pounds sterling) and to repay all sums due under the 1993 Development Agreement and Supplement Development Agreement in accordance with the terms of this Agreement.

3.   ISSUE OF SHARES IN VALENCE INC

3.1 Valence Inc agrees that it shall issue to Invest NI on the Completion Date the number of shares as is equivalent to the sum of (pound)1,000,000stg (one million pounds sterling). The number of Shares shall be determined using the average share value of the 4:00pm EST closing bid and ask price for a share of Valence Inc Common Stock on the day prior to the Completion Date from the NASDAQ corporate services network and a currency an exchange rate of U.S. dollars to pounds sterling as listed in the Wall Street Journal on the day prior to the Completion Date.

3.2 Valence Inc represents and warrants that the shares of common stock issuable under paragraph 3.1 are the subject of an effective registration under the Securities Act of 1933 as amended, are not subject to any Encumbrance and may be resold without restriction save for any restriction contained in paragraph 3.3 of this Agreement subject to compliance with the laws of any country other than the United States of America. The certificates representing the Shares shall be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legend required or advisable under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTION THAT THEY CANNOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL (respectively (July 1, 2005), (January 1,
     2006), (July 1, 2006) and (January 1, 2007).

3.3 Invest NI agrees that for a period of two years from the Completion Date it shall not dispose of more than 25% of the total Shares issued to it on the Completion Date in any Relevant Period.

3.4 Completion shall take place on the Completion Date at which time Valence Inc shall in deliver to Invest NI (or its nominees);

     3.4.1 share certificates in respect of the Shares; and

     3.4.2 such consents or documents (if any) as Invest NI may reasonably require to enable Invest NI (or its nominees) to be registered as holders of the Shares.

3.5 All rights attached to the Shares shall accrue to Invest NI from the Completion Date and Valence Inc shall account to Invest NI for all dividends or other distributions of Valence Inc in respect of those Shares declared or paid by reference to a record date subsequent to the Completion Date up to the date of disposal of the Shares by Invest NI.

3.6 Valence Inc warrants to Invest NI that it has and until the Completion of the issue of all Shares will have full power and authority to issue the Shares on the terms and conditions of this Agreement.

3.7 Upon receipt of written request by Invest NI and surrender of the certificates representing such Shares, Valance Inc agrees to issue new certificates representing the Shares without legend set forth in paragraph
     3.2 above as soon as the restriction contained in paragraph 3.3 no longer applies.

4.   CASH PAYMENT

4.1 Valence Inc and the Company agree that in accordance with the terms of this Agreement they will pay to Invest NI the sum of (pound)2,000,000 (sterling). The full amount of such payment to be made on or before the date six (6) months after the date of this Agreement (the "Longstop Date").

4.2 Valence Inc and the Company confirm, without prejudice to their obligation to pay the full amount specified in paragraph 4.1, that it is their intention that the sum mentioned in paragraph 4.1 above shall be repaid from the Sale Proceeds as the Sale Proceeds are received by Valence Inc. and the Company and is in addition to repayment of all sums due under the 1993 Development Agreement and the Supplemental Development Agreement. In the event that the sale of the Property and/or plant and machinery and other property has not been completed on or before the Longstop Date, Invest NI reserves all rights to enforce the Security and/or the Guarantee and to take all actions required to recover the Liabilities.

4.3 In the event that there is a shortfall between the Sale Proceeds realised (if any) and the sum due under paragraph 4.1 above then Valence Inc and the Company agree to make up that shortfall by way of payment of the balance due no later than the Longstop Date.

5.   PLANT AND MACHINERY

5.1 The Company and/or Valence Inc has paid the sum of (pound)150,000 stg to Invest NI on 6 December 2004. In consideration of this payment Invest NI consents to the transportation of the plant and machinery listed in the First Schedule to this Agreement in accordance with the terms of the letter dated 1 December 2004 entered into by the parties to this Agreement.

5.2 Valence Inc and the Company hereby agree that any plant and machinery listed in the First Schedule and moved pursuant to this consent will remain subject to the fixed charges created by the Security until a formal release of the security is obtained in accordance with Clause 6.4 .

5.3 For the avoidance of doubt the parties hereby agree that any sums paid by the Company and/or Valence Inc to Invest NI under the terms of paragraph
     5.1 shall be set off against the sums payable under paragraph 4.1 above.

6.   RELEASE OF LIABILITY/SECURITY/GUARANTEE

6.1 Upon Completion of the issue of the Shares and payment of all sums due under the 1993 Development Agreement, the Supplement Development Agreement and all sums payable under paragraph 4.1, Invest NI shall unconditionally and irrevocably release the Company and Valence Inc and their respective officers, employees and agents of its/their obligations, liabilities (whether actual or contingent present or future) and claims under the 1993 Development Agreement, the Supplemental Development Agreement and the Letter of Offer, the Guarantee and the Security (to the extent it has not already been released under the remaining provisions of this paragraph 6) and accordingly shall not exercise any rights to recover, grant monies paid under the Letter of Offer, including, but not limited to, any rights under clauses 13 and 14 of the Letter of Offer.

6.2 In respect of the Property, Invest NI shall execute and deliver to Valence's Solicitors formal releases of the Security over the Property and the plant and machinery listed in the Second Schedule upon receipt of all sums due under the 1993 Development Agreement and the Supplemental Development Agreement, the balance of the Sale Proceeds and upon Completion of the issue of the Shares. In respect of the sale of the Property, Invest NI's solicitors shall provide a written undertaking to Valence's Solicitors confirming that they hold formal releases of the Security over the Property in the agreed form duly executed by Invest NI and that they will forward such releases to Valence's Solicitors upon receipt of the share certificates in respect of the Shares in favour of Invest NI and the sums referred to in this paragraph 6.2.

6.3 In respect of any plant and machinery which is subject to a fixed charge in favour of Invest NI but which is not listed in the First or Second Schedules, Invest NI shall execute and deliver to Valence's Solicitors a formal release or releases of Security over such plant and machinery as is to be sold to a third party upon receipt from Valence's of the Sale Proceeds as is required to discharge the cash payment referred to in paragraph 4.1, or on payment in full of the sum referred to in paragraph
     4.1 whichever is the earlier.

6.4 For the avoidance of doubt, in the event that Valence Inc and/or the Company fails to comply with any provision of this Agreement, or any provision of this Agreement is deemed unenforceable, this may be deemed by Invest NI to constitute a default under the terms of the Letter of Offer and the 1993 Development Agreement and Supplemental Development

     Agreement and Invest NI reserves the right to seek repayment of the full amount of the Liabilities and enforce its rights under the said agreements, the Letter of Offer and the Guarantee and the Security (to the extent that it has not already been released under the foregoing provisions of this Clause 6).

6.5 For the avoidance of doubt it is further agreed that Valence Inc and/or the Company shall be and is released from all liabilities and obligations to Invest NI (save as provided in respect of the Shares issued to Invest NI under paragraph 3.1) upon payment to Invest NI of all sums due under the 1993 Development Agreement, the Supplemental Development Agreement, the balance of the Sale Proceeds, all sums due under paragraph 4.1 of this Agreement and upon Completion of the issue of the Shares.

7.   GENERAL

7.1 Each party shall procure the passing of such resolutions, execute such documents and waivers and generally do everything reasonably required to give effect to the terms of this Agreement including, without limitation, the release of the Security and the Guarantee and the vesting of the beneficial and legal ownership of the Shares in Invest NI (or its nominees).

7.2 This Agreement comprises the entire agreement between the parties in relation to the matters referred to herein and therein and supersedes any previous agreement or arrangement between the parties hereto or any of them in relation to the sale of the Shares (or any of them) or any interest in Valence Inc or the Company, and the parties acknowledge that, except as provided in this Agreement (and without prejudice to the generality of the foregoing in particular as provided for in paragraphs 4.2 and 6.3 of this Agreement) and in the documents referred to above, no claim shall arise in respect of any agreement or arrangement so superseded.

7.3 No delay or omission on the part of any party hereto in exercising any right, power or privilege hereunder shall operate to impair such right, power or privilege or be construed as a waiver thereof and no single or partial exercise or non-exercise of any such right, power or privilege shall in any circumstances preclude any further or other exercise thereof or the exercise of any other right, power or privilege.

7.4 The provisions of this Agreement, insofar as the same shall not have been performed at Completion, shall remain in full force and effect notwithstanding Completion.

7.5 Save as otherwise specifically provided herein, any variation of this Agreement shall be binding only if it is recorded in a document signed by or on behalf of all the parties hereto.

7.6 Any time, date or period mentioned in this Agreement may be extended by mutual agreement between Invest NI, the Company and Valence Inc.

7.7 Each party shall pay its own costs and expenses incurred in preparing and implementation of this Agreement.

7.8 This Agreement may be executed in any number of documents or counterparts each in the like form, all of which taken together shall constitute one and the same document, and any party may execute this Agreement by signing any one or more of such documents or counterparts.

7.9 Save as may be required (and to the extent so required) by law or by any relevant national or supranational regulatory authorities or by the rules of any recognized stock exchange, all announcements and circulars by or on behalf of any of the parties hereto relating to the subject matter of this Agreement shall be in terms to be agreed by the parties in advance of issue.

8.   NOTICES

8.1 The respective addresses (and facsimile numbers (if any)) of the parties for service of notices under this Agreement shall be those set out below provided always that any party may, by written notice to the others, substitute another address or facsimile number for the service of notices hereunder:

     Postal Address: Invest Northern Ireland
                      44-58 May Street,
                      Belfast BT1 4NN

     Attention of: the Accounting Officero
     Facsimile number: 00 44 28 90 49 0490 o

     Postal Address: Valence Technology, Inc
                      6504 Bridgeport Parkway,
                      Suite 915,
                      Austin, Texas 78730

     Attention of: President
     Facsimile number: 512-527-2997

     Postal Address: Valence Technology BV
                      6504 Bridgeport Parkway,
                      Suite 915,
                      Austin, Texas 78730
     Attention of: President
     Facsimile number: 512-527-2997

8.2 Notices may be given by being delivered to the notice address of the addressee (in which case the notice shall be deemed to be served at the time of delivery) or by being sent by first class post (in which case the notice shall be deemed to be served 72 hours after time of posting) or by being sent by facsimile (in which case the notice shall be deemed to be served upon transmission) provided that a confirming copy thereof is sent by first class post within 72 hours of transmission.

8.3 In proving service of any notice, it shall be sufficient to prove that delivery was made or that the envelope containing the notice was properly addressed and posted or that the facsimile was transmitted to the correct number, as the case may be.

8.4 Any notice which is sent or received after 5.00 pm on a working day shall be deemed to be received on the next succeeding working day.

9.   ADDRESS FOR SERVICE

9.1 Valence Inc authorises and appoints Arthur Cox Northern Ireland of Capital House, 3 Upper Queen Street, Belfast BT1 6PU to accept on its behalf service of all legal process arising out of our connected with this agreement.

9.2 Service of any such process on the person for the time being authorised under clause 9.1 to accept it on behalf of Valence Inc shall be deemed to be service of that process on Valence Inc.

10.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Northern Ireland and each of the parties submits to the non-exclusive jurisdiction of the Northern Irish courts.

IN WITNESS whereof this Agreement has been executed as a deed on the day and year first above written.

EXECUTED as a deed by Valence Technology BV acting by

and                                         ______/s/_______________________
                                            Director


                                            _______/s/______________________
                                            Director/Secretary


EXECUTED as a deed by Valence Technology Inc


___/s/____________________________
CEO


SIGNED as a deed for and on behalf of Invest Northern Ireland by o
authorised officer:          /s/_____________________________